Exhibit 32.1

  Certification of Chief Executive Officer and Chief Financial Officer
        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of Sarbanes-Oxley Act of 2002




The undersigned Chief Executive Officer and Chief Financial Officer of Shells Seafood Restaurants, Inc. do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Shells Seafood Restaurants, Inc. on Form 10-Q for the quarter ended September 28, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Shells Seafood Restaurants, Inc.




/s/ Leslie J. Christon
President and Chief Executive Officer
November 12, 2003



/s/ Warren R. Nelson
Executive Vice President and Chief Financial Officer
November 12, 2003




A signed original of this written statement required by Section
906 has been provided to Shells Seafood Restaurants, Inc. and will be retained by Shells Seafood Restaurants, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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